KAYNE ANDERSON MUTUAL FUNDS

                       Supplement Dated February 13, 2001
                       To Prospectus Dated April 28, 2000

Effective February 12, 2001, the Kayne Anderson Mutual Funds has changed its name to the Kayne Anderson Rudnick Mutual Funds (the "Trust"). The new Fund names are as follows:

     *    Kayne Anderson Rudnick Large Cap Fund
     *    Kayne Anderson Rudnick Small Mid Cap Fund
     *    Kayne Anderson Rudnick International Fund
     *    Kayne Anderson Rudnick Growth and Opportunity Fund
     *    Kayne Anderson Rudnick Intermediate Total Return Bond Fund
     *    Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund

The investment adviser to the Funds has changed its name to Kayne Anderson Rudnick Investment Management, LLC. There has been no change in the Funds' investment objectives and policies, and portfolio managers.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                 APRIL 28, 2000, AS AMENDED ON FEBRUARY 13, 2001

                               Investment Adviser:
                Kayne Anderson Rudnick Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA 90067
                                 (310) 556-2721

This Statement of Additional Information (SAI) pertains to the following funds:

     *    Kayne Anderson Rudnick Large Cap Fund (Large Cap Fund),
     *    Kayne Anderson Rudnick Small Mid Cap Fund (Small Mid Cap Fund),
     *    Kayne Anderson Rudnick International Fund (International Fund),
     * Kayne Anderson Rudnick Intermediate Total Return Bond Fund (Intermediate Total Return Bond Fund), and
     * Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund (California Intermediate Tax-Free Bond Fund).

Each is a series of Kayne Anderson Rudnick Mutual Funds (the "Trust"). This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated April 28, 2000, as may be revised from time to time. The Prospectus may be obtained by writing or calling the Funds at the above address and telephone number.

                                TABLE OF CONTENTS
CAPTION                                                                     PAGE
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Investment Objectives and Policies......................................... B-2
Risk Factors............................................................... B-19
The Fund's Investment Limitations ......................................... B-23
Distributions and Tax Information.......................................... B-26
Management of the Funds.................................................... B-30
The Funds' Administrator................................................... B-37
The Funds' Distributor..................................................... B-38
Transfer Agent  ........................................................... B-38
How Net Asset Value Is Determined.......................................... B-39
Share Purchases and Redemptions............................................ B-40
How Performance Is Determined.............................................. B-41
Additional Information..................................................... B-44
Financial Statements....................................................... B-44
Appendix A:  Description of Securities Ratings............................. B-45

The Trust (formerly named, Kayne Anderson Mutual Funds) is an open-end, diversified management investment company organized as a Delaware business trust on May 29, 1996. It is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest $0.01 par value per share, in five series. This Statement of Additional Information pertains to the following series of Trust:

>> Kayne Anderson Rudnick Large Cap Fund (formerly named, Kayne Anderson Large Cap Fund and Kayne Anderson Rising Dividends Fund)
>> Kayne Anderson Rudnick Small Mid Cap Fund (formerly named, Kayne Anderson Small Cap Fund and Kayne Anderson Small Cap Rising Dividends Fund)
>> Kayne Anderson Rudnick International Fund (formerly named, Kayne Anderson International Fund and Kayne Anderson International Rising Dividends Fund)
>> Kayne Anderson Rudnick Intermediate Total Return Bond Fund (formerly named, Kayne Anderson Intermediate Total Return Bond Fund)
>> Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund (formerly named, Kayne Anderson California Intermediate Tax-Free Bond Fund and Kayne Anderson Intermediate Tax-Free Bond Fund)

                       INVESTMENT OBJECTIVES AND POLICIES

The Funds are managed by Kayne Anderson Rudnick Investment Management, LLC (the "Adviser"). The investment objectives and policies of the Funds are described in detail in the Prospectus. Whether each Fund achieves its investment objective will depend on market conditions generally and on the analytical and portfolio management skills of the Adviser. The following discussion supplements the discussion in the Prospectus.

PORTFOLIO SECURITIES

OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

DEPOSITARY RECEIPTS. The Large Cap, Small Mid Cap, International, and Intermediate Total Return Bond Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of these Funds' investment policies, these Funds' investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

DEBT SECURITIES. Each Fund may invest in debt securities including all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements.

In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

After a purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. Appendix "A" contains a description of bond ratings from major ratings agencies.

ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity and hence their actual life can vary considerably from the stated maturity. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

BELOW INVESTMENT GRADE DEBT SECURITIES. Each Fund may purchase lower-rated debt securities, (E.G., those rated "BB" and "B" by Standard & Poor's Corporation ("S&P") or "Ba" and "B" by Moody's Investors Service, Inc. ("Moody's")) that have reduced prospects for payment of principal and interest. See Appendix A for a description of these ratings. Lower-rated debt securities are considered to be speculative and have a greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market for lower-rated debt securities, in recent years, has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

Because the risk of default is higher for lower-quality securities and can increase with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is sound enough to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this is in the best interest of its shareholders.

U.S. GOVERNMENT SECURITIES. Generally, U.S. Government Securities held by the Funds will increase in value when interest rates decrease and will decrease in value when interest rates increase. U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration ("FHA"), Farmers Home Administration, Export-Import Bank of the United States, Small Business

Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing Association, and Washington Metropolitan Area Transit Authority, among others. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgages. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

MORTGAGE-RELATED SECURITIES: GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

     (1)  fixed-rate level payment mortgage loans;
     (2)  fixed-rate graduated payment mortgage loans;
     (3)  fixed-rate growing equity mortgage loans;
     (4)  fixed-rate mortgage loans secured by manufactured (mobile) homes;
     (5) mortgage loans on multifamily residential properties under construction;
     (6)  mortgage loans on completed multifamily projects;
     (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);
     (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
     (9)  mortgage-backed serial notes.

MORTGAGE-RELATED SECURITIES: FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately-owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following:

     (1)  fixed-rate level payment mortgage loans;
     (2)  fixed-rate growing equity mortgage loans;
     (3)  fixed-rate graduated payment mortgage loans;
     (4)  variable-rate mortgage loans;
     (5)  other adjustable-rate mortgage loans; and
     (6)  fixed-rate mortgage loans secured by multifamily projects.

MORTGAGE-RELATED SECURITIES: FEDERAL HOME LOAN MORTGAGE CORPORATION. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each underlying mortgage loan must include whole loans, undivided participation interests in whole loans or participation in another FHLMC security.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans, mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans, and bonds and collateralized mortgage obligations ("CMOs").

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. For further discussion of mortgage-related securities generally, see "Portfolio Securities And Investment Techniques" in the Prospectus.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. These notes can be tax-exempt obligations. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The California Intermediate Tax-Free Bond Fund also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution ("Institution"), typically a commercial bank. Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation, and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, provides a letter of credit, and issues a repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the California Intermediate Tax-Free Bond Fund may invest in such VRDNs, the issuers or underlying institutions of which the Adviser believes are creditworthy and satisfy the quality requirements of the California Intermediate Tax-Free Bond Fund. The Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The California Intermediate Tax-Free Bond Fund may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

MUNICIPAL SECURITIES. Because the California Intermediate Tax-Free Bond Fund invests a substantial portion of its total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), the Fund generally will have a lower yield than if it primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of Municipal Securities held by the California Intermediate Tax-Free Bond Fund will fluctuate inversely with interest rates.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

PARTICIPATION INTERESTS. The California Intermediate Tax-Free Bond Fund may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

For certain participation interests, the California Intermediate Tax-Free Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in a Municipal Security, plus accrued interest. As to these instruments, the California Intermediate Tax-Free Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios.

Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

CUSTODIAL RECEIPTS. The California Intermediate Tax-Free Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by the California Intermediate Tax-Free Bond Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to the California Intermediate Tax-Free Bond Fund's limitation with respect to illiquid investments. The California Intermediate Tax-Free Bond Fund also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

TENDER OPTION BONDS. The California Intermediate Tax-Free Bond Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailingshort-term tax- short-termtax- tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser, on behalf of the California Intermediate Tax-Free Bond Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The California Intermediate Tax-Free Bond Fund will not invest more than 10% of its net assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

OBLIGATIONS WITH PUTS ATTACHED. The California Intermediate Tax-Free Bond Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." The California Intermediate Tax-Free Bond Fund will use such puts in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The California Intermediate Tax-Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to the Tax-Free Bond Fund nor has it assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which the California Intermediate Tax-Free Bond Fund may invest.

ZERO COUPON DEBT SECURITIES. The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The amount of the discount on a zero coupon bond (other than a zero coupon Municipal Security) acquired by a Fund from its issuer must be included in the Fund's income during the period when the Fund holds the bond, even though the Fund does not receive payments of interest on the bond. In order to qualify for favorable federal income tax treatment, a Fund may have to increase its distributions to shareholders to reflect the amount of the discount that the Fund includes in its income, and may be required to borrow to meet its distribution requirements.

CURRENCY HEDGING AND RISK MANAGEMENT PRACTICES. The Funds that may invest in foreign securities do not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, they may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of a Fund by employing forward currency exchange contracts or options (sometimes called "derivatives"). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

The Funds generally enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

A Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. A Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by a Fund, if employed, will be successful.

Despite their limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. Although not currently intended, the Funds may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which these Funds may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

A Fund normally would purchase call options only in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price and premium) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will designate liquid assets with an aggregate value equal to at least the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

OTHER INVESTMENT PRACTICES

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds will designate liquid assets with a value equal in value to commitments for when-issued or delayed delivery securities. The designated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

FOREIGN CURRENCY TRANSACTIONS. Because the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (I.E., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Deutschemarks, it could enter into a forward contract to sell Deutschemarks in return for U.S. dollars to hedge against possible declines in the Deutschemark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Deutschemark -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

SEC guidelines require mutual funds to designate appropriate liquid assets to cover forward currency contracts that are deemed speculations. The Funds are not required to designate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has designated cash or high-quality liquid assets having a value sufficient to cover its obligations).

The successful use of forward currency contracts will depend on the Adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to any Fund or that the Adviser will hedge at an appropriate time. If the Adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds.

INDEXED SECURITIES. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings involving a counterparty), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

REVERSE REPURCHASE AGREEMENTS. The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will designate cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

DOLLAR ROLL TRANSACTIONS. The Funds may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold. When a Fund enters into a dollar roll transaction, it will designate liquid assets having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

SECURITIES LENDING. Each Fund may lend its securities in an amount not exceeding 30% of its assets to parties such as broker-dealers, banks, or institutional investors if the loan is collateralized in accordance with applicable regulations. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high-grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

BORROWING. Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 10% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as borrowings).

Each Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

SHORT SALES. The Funds may engage in short sales of securities. In a short sale, the Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less then the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

When a Fund engages in short sales, its custodian designates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short (or later market value), and (2) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The designated assets are marked-to-market daily, provided that at no time will the amount designated plus the amount deposited with the broker be less than the market value of the securities when they were sold short (or later market value).

In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to designate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. A short sale against the box also will constitute a constructive sale of the security and recognition of any applicable gain or loss.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including:

     (1)  the frequency of trades and quotations,
     (2)  the number of dealers and prospective purchasers in the marketplace,
     (3)  dealer undertakings to make a market,
     (4)  the nature of the security (including any demand or tender features),
     (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment); and
     (6) in the case of foreign currency-denominated securities, any restriction on currency conversion.

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), certain mortgage-backed securities and restricted securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Trustees.

DEFENSIVE INVESTMENTS. The Adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the Adviser to assume a temporary, defensive position during which a portion of each Fund's assets may be invested in cash and short-term instruments. During the period following commencement of operations, each Fund may have its assets invested substantially in cash and cash equivalents rather than in the equity or debt securities identified in its investment policies. The Funds also may lend securities, and use repurchase agreements. For more information on these investments, see "Portfolio Securities and Investment Techniques."

                                  RISK FACTORS

PRICE FLUCTUATION. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund therefore may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

DEBT SECURITIES. Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund may, at times, change the average maturity of their investment portfolios. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated.

SMALL COMPANIES. Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

FOREIGN SECURITIES. The Large Cap, Small Mid Cap, International and Intermediate Total Return Bond Funds have the right to purchase, and the International Fund emphasizes, securities in foreign countries. Accordingly, shareholders should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by these Funds in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of a Fund to make intended security purchases because of settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security because of settlement problems could result in loss to a Fund if the value of the portfolio security declined or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because the securities owned by the Large Cap, Small Mid Cap, International and Intermediate Total Return Bond Funds may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser's ability to predict movements in exchange rates.

EXCHANGE RATES AND POLICIES. The International Fund endeavors to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

The Board of Trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

HEDGING TRANSACTIONS. While transactions in options or other "hedging positions" may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss.

Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INVESTING IN MUNICIPAL SECURITIES. Because the California Intermediate Tax-Free Bond Fund invests primarily in Municipal Securities, its performance may be especially affected by factors pertaining to the economies of various states and other factors specifically affecting the ability of issuers of Municipal Securities to meet their obligations.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Municipal Securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The availability of federal, state and local aid to issuers of Municipal Securities also may affect their ability to meet their obligations.

Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, social, environmental and regulatory policies and conditions in a given state. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by a particular State, and there is no responsibility on the part of a particular State to make payments on such local obligations.

Any reduction in the actual or perceived ability of an issuer of Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of Municipal Securities as well. For example, in recent years, certain state constitutional and statutory amendments and initiatives have restricted the ability of those states' taxing entities to increase real property and other tax revenues. Other initiative measures approved by voters, through limiting various other taxes, have resulted in a substantial reduction in certain state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these measures on the ability of specific issuers to pay interest or repay principal. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities.

INTEREST RATES. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

LEVERAGE. Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

                        THE FUNDS' INVESTMENT LIMITATIONS

The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

(1) change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable); provided, that the foregoing limitation shall not apply to the California Intermediate Tax-Free Bond Fund;

(2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

(3) borrow money, except each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in an amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 10% of total assets;

(4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements and dollar roll transactions, and options transactions, or issuing shares of beneficial interest in multiple classes;

(5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

(6) purchase or sell commodities or commodity contracts, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (such as foreign currency hedging);

(7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

(8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

The Board of Trustees, as a matter of policy or in response to specific state and/or federal legal requirements, has adopted the following additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

A Fund may not:

(10) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

(11) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

(12) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

(13) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(14) purchase more than 10% of the outstanding voting securities of any one issuer;

(15) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (each Fund reserves the right to invest all of its assets in shares of another investment company);

(16) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(17) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

(18) invest more than 5% of its net assets in indexed securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                        DISTRIBUTIONS AND TAX INFORMATION

Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains of the current year. Unless a shareholder elects cash distributions on the Account Application form or submits a written request to a Fund at least 10 full business days before the record date for a distribution in which the shareholder elects to receive such distribution in cash, distributions will be credited to the shareholder's account in additional shares of a Fund based on the net asset value per share at the close of business on the day following the record date for such distribution.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to maintain such qualification. In order to so qualify, a Fund must meet certain requirements with respect to the source of its income, diversification of its assets and distributions to its shareholders. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

Under Subchapter M, a Fund will not be subject to federal income taxes on the net investment income and capital gains it distributes to shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. A Fund will generally be subject to federal income taxes on its undistributed net investment income and capital gains. A nondeductible 4% excise tax also is imposed on each regulated investment company to the extent that it does not distribute to investors in each calendar year an amount equal to 98% of its ordinary income for such calendar year plus 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year plus 100% of any undistributed ordinary or capital gain net income for the prior period. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.

The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be more beneficial to the shareholders. In such case, a Fund will be subject to federal and state corporate income taxes on its income and gains, and all dividends and distributions to shareholders will be ordinary dividend income to the extent of the Fund's earnings and profits.

The Funds may write, purchase or sell certain option and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Funds are eligible to make a special election, such option and foreign currency contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each option contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such option contracts will be 60% long-term and 40% short-term capital gain or loss.

Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Funds' transactions in option contracts. Under Section 1092, the Funds may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

The Funds also may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Funds will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Since it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, these Funds may incur the PFIC tax in some instances.

Dividends of net investment income (including any net realized short-term capital gains other than exempt-interest dividends described below) paid by a Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, by a Fund are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them, unless they have borrowed to purchase or carry their shares of a Fund. Statements as to the tax status of distributions to shareholders will be mailed annually.

Provided that, as anticipated, the California Intermediate Tax-Free Bond Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year at least 50% of the value of the total assets of that Fund consists of obligations the interest on which is exempt from federal income tax, that Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by that Fund on such obligations, are exempt from federal income tax. The total amount of exempt-interest dividends paid by the California Intermediate Tax-Free Bond Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by the California Intermediate Tax-Free Bond Fund, such as income from options and repurchase agreements, will be taxable distributions to its shareholders.

The Code may subject interest received on otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the California Intermediate Tax-Free Bond Fund is not deductible for federal income tax purposes. Under regulations prescribed by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of this Fund.

Up to 85% of social security or railroad retirement benefits may be included in federal taxable income of recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and exempt-interest dividends) plus 50% of their benefits exceed certain base amounts. Income from the California Intermediate Tax-Free Bond Fund is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such proposals were enacted, the availability of Municipal Securities for investment by the California Intermediate Tax-Free Bond Fund and the value of that Fund's portfolio would be affected. In such event, that Fund would reevaluate its investment objectives and policies.

Any dividend from net investment income or distribution of long-term capital gains received by a shareholder will have the effect of reducing the net asset value of a Fund's shares held by such shareholder by the amount of the dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the dividend of net investment income or a long-term capital gains distribution, such dividend or distribution, although constituting a return of capital, nevertheless will be taxable as described above. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

Any gain or loss realized upon an exchange or redemption of shares in a Fund by a shareholder who holds the shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon an exchange or redemption of shares of a Fund held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

All or a portion of a loss realized upon the exchange or redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. In addition, with respect to the California Intermediate Tax-Free Bond Fund, any loss realized upon the exchange or redemption of shares of the Fund held (or treated as held) for six months or less will be disallowed to the extent of any exempt-interest dividends received on the shares.

Dividends paid by a Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that a Fund's income is derived from certain qualifying dividends received from domestic corporations. Availability of the deduction is subject to certain holding period and debt-financing limitations. Capital gains distributions are not eligible for the 70% dividends received deduction.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata share of all foreign income taxes paid by the Fund. If this election is made by a Fund, shareholders will be (i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. If a Fund does not qualify to, or does not, make the election, the Fund will deduct the foreign income taxes it pays. The International Fund may qualify to make this election.

Each Fund is required to withhold 31% of reportable payments (including dividends, capital gain distributions and redemption proceeds) paid to individuals and other nonexempt shareholders who have not complied with applicable regulations. In order to avoid this backup withholding requirement, each shareholder must provide a social security number or other taxpayer identification number and certify that the number provided is correct and that the shareholder is not currently subject to backup withholding, or the shareholder should indicate that it is exempt from backup withholding. Even though all certifications have been made on the Application, a Fund may be required to impose backup withholding if it is notified by the IRS or a broker that such withholding is required for previous under-reporting of interest or dividend income or use of an incorrect taxpayer identification number. Nonresident aliens, foreign corporations, and other foreign entities may be subject to withholding of up to 30% on certain payments received from a Fund.

The foregoing discussion and related discussion in the Prospectus do not purport to be a complete description of all tax implications of an investment in a Fund. A shareholder should consult his or her own tax adviser for more information about the application of federal, state, local, or foreign taxes to an investment in the Fund. Paul, Hastings, Janofsky & Walker, LLP has expressed no opinion in respect thereof.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

The Trustees are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of their investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

                                        POSITION(S) HELD         OTHER PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                   WITH TRUST               DURING PAST FIVE YEARS
---------------------                   ----------               ----------------------
Allan Michael Rudnick(1) (Age 60)    Trustee and President       Equity owner and the Chief Investment
c/o Kayne Anderson Rudnick                                       Officer of the general partner of Kayne
Mutual Funds                                                     Anderson (and its predecessor) since
1800 Avenue of the Stars, Ste 200                                August 1989.
Los Angeles, CA 90067

Carl D. Covitz (Age 61)              Trustee                     President and owner of Landmark Capital
c/o Landmark Capital, Inc.                                       since 1973 (except for various periods
9595 Wilshire Boulevard                                          of government service). Landmark Capital
Beverly Hills, CA 90212                                          is a national real estate development
                                                                 and investment firm with activities as
                                                                 diverse as construction, financing,
                                                                 management and food distribution.
                                                                 Secretary of the California Business,
                                                                 Transportation and Housing Agency, and a
                                                                 member of the Governor's Cabinet, from
                                                                 1990 to 1993. Undersecretary of the U.S.
                                                                 Department of Housing and Urban
                                                                 Development (HUD) and a member of
                                                                 President Ronald Reagan's Cabinet.

Arnold Brustin (Age 57)              Trustee                     President of Vision Investments, a firm
c/o Vision Investments Inc.                                      involved in the entertainment industry,
601 North Saltair Avenue                                         since 1982. Prior to that, Senior Vice
Los Angeles, CA 90049                                            President - Business Affairs for
                                                                 Tri-Star Television and has worked in
                                                                 various legal and executive capacities
                                                                 with CBS, Inc.

Gerald I. Isenberg (Age 60)          Trustee                     Professor at the School of
1637 East Valley Road                                            Cinema-Television at the University of
Montecito, CA 93108                                              Southern California in Los Angeles.
                                                                 Chief Operating Officer of Hearst
                                                                 Entertainment, a subsidiary of the
                                                                 Hearst Corporation, which produces and
                                                                 distributes television entertainment,
                                                                 from 1989 to 1994.

                                        POSITION(S) HELD         OTHER PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                   WITH TRUST               DURING PAST FIVE YEARS
---------------------                   ----------               ----------------------
William H. Waldorf (Age 62)          Trustee                     Chairman and Chief Executive Officer of
c/o Landmark Distrib. Group, Inc.                                Landmark Distribution Group, Inc. and
100 Jericho Quadrangle                                           its affiliated companies. These
Jericho, NY 11753                                                companies are involved in the food
                                                                 storage and distribution, real estate
                                                                 and financial investment businesses.
                                                                 Director of the NYSE-listed Griffon
                                                                 Corporation for over 30 years and is a
                                                                 Trustee of Hope College, Elmira College
                                                                 and The Interchurch Center.

David Shladovsky (39)                Treasurer and Secretary     Serves as General Counsel and Secretary
c/o Kayne Anderson Rudnick                                       of Kayne Anderson. Prior to joining the
Mutual Funds                                                     firm in January 1997, Mr. Shladovsky was
1800 Avenue of the Stars, Ste 200                                in the private practice of corporate and
Los Angeles, CA 90067                                            securities law for 11 years, most
                                                                 recently as Corporate Counsel to Hughes,
                                                                 Hubbard & Reed LLP. Mr. Shladovsky is a
                                                                 1982 graduate, magna cum laude, of
                                                                 Brandeis University. In 1985, he earned
                                                                 his JD from the Boston University School
                                                                 of Law, where he served as a member of
                                                                 the Boston University Law Review.

----------
(1)  Denotes a Trustee who is an "interested person," as defined in the 1940
     Act.

The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Trust who are officers or partners of the Adviser or the Distributor may receive remuneration indirectly because the Adviser receives a management fee from the Fund. The Trustees who are not affiliated with the Adviser or the Distributor receive a fee of $2,000 for each regular Board meeting attended and $250 for each committee meeting attended, together with reasonable expenses. The aggregate compensation paid by the Trust to each Trustee during the fiscal year ended December 31, 1999 is set forth below.

                                         PENSION OR         TOTAL COMPENSATION
                       AGGREGATE      RETIREMENT BENEFITS   FROM THE TRUST AND
                      COMPENSATION    ACCRUED AS PART OF       FUND COMPLEX
NAME OF TRUSTEE      FROM THE TRUST     FUND EXPENSES*    (NO ADDITIONAL TRUSTS)
---------------      --------------     --------------    ----------------------
Allan M. Rudnick         None               None                   None
Carl D. Covitz          $7,250              None                  $7,250
Arnold Brustin          $7,250              None                  $7,250
Gerald I. Isenberg      $7,250              None                  $7,250
William H. Waldorf      $7,250              None                  $7,250

----------
*    The Trust does not maintain pension or retirement plans.

CONTROL PERSONS AND SHARE OWNERSHIP

As of April 17, 2000, the following persons held of record 5% or more of the outstanding shares of the Funds:

                                                                      PERCENTAGE
FUND                    SHAREHOLDER NAME & ADDRESS                       HELD
----                    --------------------------                       ----
Large Cap Fund          SBT & Co.                                         26.59%
                        P.O. Box 8469
                        La Jolla, CA 92038

Small Mid Cap Fund      Bear Stearns Securities Corporation (1)           16.94%
                        One Metrotech Center North
                        Brooklyn, NY 11201

                        SBT & Co.                                         12.84%
                        P.O. Box 8469
                        La Jolla, CA 92038

International Fund      SBT & Co.                                         14.16%
                        P.O. Box 8469
                        La Jolla, CA 92038

                        Bear Stearns Securities Corporation (1)           10.17%
                        One Metrotech Center North
                        Brooklyn, NY 11201

                        Charles Schwab & Co. Inc. (1)                      6.46%
                        Special Custody Account for Benefit of Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

Intermediate Total      SBT & Co.                                         38.30%
Return Bond Fund        P.O. Box 8469
                        La Jolla, CA 92038

                        C/O The Bank of New York                          23.47%
                        Attn:  Mutual Funds/Reorg Dept.
                        P.O. Box 1066
                        New York, NY 10286

                        Fidelity Investments Institutional                 6.37%
                        Attn: IC Funds
                        100 Magellan Way KW1C
                        Covington, KY 41015

                        Bear Stearns Securities Corporation (1)            5.40%
                        One Metrotech Center North
                        Brooklyn, NY 11201

California              SBT & Co.                                          7.61%
Intermediate Tax        P.O. Box 8469
-Free Bond Fund         La Jolla, CA 92038


                        Bear Stearns Securities Corporation (1)           69.80%
                        One Metrotech Center North
                        Brooklyn, NY 11201

                        Charles Schwab & Co. Inc. (1)                      7.41%
                        Special Custody Account for Benefit of Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

----------
(1) Bear Stearns Securities Corporation and Charles Schwab & Co., Inc., are the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of the underlying individual accounts thereof.

As of March 31, 2000, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of the Funds.

THE ADVISER

As set forth in the Prospectus, Kayne Anderson Rudnick Investment Management LLC. is the Adviser for the Funds. Pursuant to an Investment Management Agreement (the "Management Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Management Agreement; and (d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Management Agreement.

Kayne Anderson Rudnick Investment Management LLC is a registered investment adviser organized as a California limited liability company. The Adviser's predecessor was founded in 1984, by Richard Kayne and John Anderson. The Adviser is in the business of furnishing investment advice to institutional and private clients and, together with its affiliated investment adviser, Kayne Anderson Capital Advisors, L.P., managed, as of March 31, 2000, approximately $6 billion for such clients.

The Management Agreement may be terminated by the Adviser or the Trust, without penalty, on 60-days' written notice to the other and will terminate automatically in the event of its assignment.

The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement will be accounted for on the financial statements of a Fund as a contingent liability of the Fund, and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that a Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

Management fees accrued by each fund, are as follows:

                                                                                               CALIFORNIA
                                                                      INTERMEDIATE TOTAL      INTERMEDIATE
       LARGE CAP FUND     SMALL MID CAP FUND     INTERNATIONAL FUND    RETURN BOND FUND    TAX-FREE BOND FUND
       --------------     ------------------     ------------------    ----------------    ------------------
1997     $271,652              $ 34,033               $ 39,034              $ 27,332             $27,588
1998     $334,518              $218,722               $256,701              $120,618             $34,150
1999     $496,362              $289,991               $326,970              $102,843             $71,258

The Large Cap Fund commenced operations on May 1, 1995. The Small Mid Cap Fund and the International Fund commenced operations on October 18, 1996. The Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund commenced operations on October 28, 1996.

EXPENSES

Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; cost of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser or Distributor); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Management Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which are being amortized over five years.

As noted in the Prospectus, the Adviser has agreed to reduce its fee to each Fund by the amount, if any, necessary to keep the Fund's annual operating expenses (expressed as a percentage of its average daily net assets), at or below the lesser of the following levels: Large Cap Fund, 1.20%; Small Mid Cap Fund, 1.30%; International Fund, 1.40%; Total Return Bond Fund, 0.95%; and California Intermediate Tax-Free Bond Fund, 0.75%. The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required.

During the past three years, Kayne Anderson reimbursed the Funds the following amounts:

                                                                                    CALIFORNIA
           LARGE       SMALL MID       INTERNATIONAL     INTERMEDIATE TOTAL        INTERMEDIATE
          CAP FUND     CAP FUND            FUND           RETURN BOND FUND      TAX-FREE BOND FUND
          --------     --------            ----           ----------------      ------------------
1997        ____        $77,861          $83,125              $70,713                 $40,123

1998        ____        $12,965          $18,889              $15,132                 $99,797

1999        ____        $14,699          $20,848              $59,911                 $88,631

The Adviser permits its employees to buy and sell securities for their own accounts in accordance with a policy governing personal investing by its principals and employees. The policy requires officers, inside directors and employees to pre-clear all transactions in securities that are not exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to affect adversely any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

In addition to the pre-clearance requirement described above, all personal transactions must be reported on a quarterly basis to a designated officer. All reportable transactions are reviewed for compliance with the policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Funds' portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain the best execution for each Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonably competitive commission rates, a Fund will not necessarily always receive the lowest commission available.

The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by a Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information may be used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to a Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Adviser also may direct brokerage to broker-dealers who facilitate sales of the Funds' shares, subject to also obtaining best execution as described above from such broker-dealer.

A portion of the securities in which the Funds may invest are traded in the over-the-counter markets, and each Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where the Adviser believes better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with that Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the SEC. The 1940 Act restricts transactions involving a Fund and its "affiliates," including, among others, the Trust's trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of a Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

Investment decisions for each Fund are made independently from those of other accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices. The following Funds paid the listed commissions during the periods indicated.

                           Year Ended       Year Ended       Year Ended
                            12/31/97         12/31/98         12/31/99
                            --------         --------         --------
Large Cap Fund              $42,598          $79,037          $49,208
Small Mid Cap Fund          $16,065          $69,339          $36,544
International Fund          $18,035          $73,886          $17,381

For the years ended December 31, 1997, 1998 and 1999, the Small Mid Cap Fund and the International Fund executed a majority of their trades through KA Associates, an affiliated broker of the Adviser. Commissions paid by the Funds to this affiliate the years ended December 31, 1997, 1998 and 1999 were as follows:

                           Year Ended       Year Ended       Year Ended
                            12/31/97         12/31/98         12/31/99
                            --------         --------         --------
Small Mid Cap Fund           $8,439          $48,597           $3,598
International Fund           $9,627          $ 5,749           $6,931

                            THE FUNDS' ADMINISTRATOR

The Funds have an Administration Agreement with Investment Company Administration LLC (the "Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives the fees described in the Prospectus.

The following table sets forth Administration Fees paid by the respective Funds.

                                          Year Ended    Year Ended    Year Ended
                                           12/31/97      12/31/98      12/31/99
                                           --------      --------      --------
Large Cap Fund                              $19,943       $30,783       $41,836
Small Mid Cap Fund                          $17,980       $26,052       $30,966
International Fund                          $17,980       $26,052       $30,000
Intermediate Total Return Bond Fund         $17,718       $26,052       $23,632
California Intermediate Tax-Free
  Bond Fund                                 $17,718       $20,873       $23,087

                             THE FUNDS' DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. Its address is: 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. The Distribution Agreement between the Funds and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60-days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. There are no underwriting commissions paid with respect to sales of the Fund's shares.

                          TRANSFER AGENT AND CUSTODIAN

Investors Bank & Trust Company, Boston, Massachusetts ("IB & T"), serves as the Funds' Transfer Agent. As Transfer Agent, it maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other related shareholder functions. IB & T also serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not and will not participate in making investment decisions for the Funds.

                        HOW NET ASSET VALUE IS DETERMINED

The net asset values of the Funds' shares are calculated once daily, as of as of the close of the New York Stock Exchange (the "NYSE") (the "Portfolio Valuation Time"), on each day that the NYSE is open for trading by dividing each Fund's net assets (assets less liabilities) by the total number of shares outstanding and adjusting to the nearest cent per share. The NYSE is closed on Saturdays, Sundays, and certain holidays, generally including: New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

Because of the difference between the bid and asked prices of the over-the-counter securities in which a Fund may invest, there may be an immediate reduction in the net asset value of the shares of a Fund after a Fund has completed a purchase of such securities. This is because such OTC securities generally will be valued at the last sale price (which is generally below the asked price), but usually are purchased at or near the asked price.

Each Fund's (other than the California Tax-Free Bond Fund's) portfolio is expected to include foreign securities listed on foreign stock exchanges and debt securities of foreign governments and corporations. Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the Portfolio Valuation Time. In addition, trading in and valuation of foreign securities may not take place on every day that the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days on which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the latest available exchange rates. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the market values of such securities. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Board of Trustees. Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the Nasdaq National Market and securities traded only in the U.S. over-the-counter market are valued at the last sale price, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Foreign securities are valued at the last sale price in the principal market where they are traded, or if the last sale price is unavailable, at the mean between the last bid and asked prices available reasonably prior to the time the Funds' net asset values are determined. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate and government debt securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service approved by the Board of Trustees, or at fair value as determined in good faith by procedures approved by the Board of Trustees. Any such pricing service, in determining value, is expected to use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Adviser and the Board of Trustees determine their fair value. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding relative to current average trading volume, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

                         SHARE PURCHASES AND REDEMPTIONS

Information concerning the purchase and redemption of the Funds' shares is contained in the Prospectus under "Purchasing Shares" and "Selling Shares (Redemptions)."

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of each Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of the period. Should redemptions by any individual shareholder (excluding street name or omnibus accounts maintained by financial intermediaries) exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder usually will incur additional brokerage costs in converting the securities to cash.

                          HOW PERFORMANCE IS DETERMINED

STANDARDIZED PERFORMANCE INFORMATION

The Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                              6
                              YIELD=2[(a-b +1) -1]
                                       ---
                                       cd

     Where:  a  =  dividends and interest earned during the period.
             b  =  expenses accrued for the period (net of reimbursement).
             c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d  =  the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, investments of new deposits or reinvestments of a Fund's existing assets will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. During periods of rising interest rates, the opposite result can be expected to occur.

The California Intermediate Tax-Free Bond Fund. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Intermediate Tax-Free Bond Fund is computed by dividing that portion of the current yield (or effective yield) of the California Intermediate Tax-Free Bond Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the California Intermediate Tax-Free Bond Fund, this Fund assumes an effective tax rate (using the top federal marginal tax rate) of 39.6%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Average Annual Total Return. The average annual total return included with any presentation of a Fund's performance data will be calculated according to the following formula:

                                        n
                                  P(1+T) = ERV

Where:       P     =  a hypothetical initial payment of $1,000
             T     =  average annual total return
             n     =  number of years
             ERV   =  ending  redeemable value of a hypothetical $1,000 payment
                      (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The Funds impose no sales load on initial purchases or on reinvested dividends. Accordingly, no sales charges are deducted for purposes of this calculation. The calculation of total return assumes that all dividends, if any, and distributions paid by a Fund would be reinvested at the net asset value on the day of payment.

For the one-year period ended December 31, 1999, the total return for each Fund is as follows:

                                                                                         CALIFORNIA
                                                             INTERMEDIATE TOTAL    INTERMEDIATE TAX-FREE
LARGE CAP FUND    SMALL MID CAP FUND   INTERNATIONAL FUND     RETURN BOND FUND           BOND FUND
--------------    ------------------   ------------------     ----------------           ---------
    16.34%               3.64%               31.06%                -0.65%                  -0.44%

For the period May 1, 1995 (commencement of operations), through December 31, 1999, for the Large Cap Fund, October 18, 1996 (commencement of operations), through December 31, 1999, for the Small Mid Cap Fund and the International Fund and October 28, 1996 (commencement of operations), through December 31, 1999, for the Intermediate Total Return Bond Fund and the California IntermediateTax Free Bond Fund, the average annual total returns are as follows:

                                                                                          CALIFORNIA
                                                              INTERMEDIATE TOTAL    INTERMEDIATE TAX-FREE
LARGE CAP FUND    SMALL MID CAP FUND   INTERNATIONAL FUND      RETURN BOND FUND           BOND FUND
--------------    ------------------   ------------------      ----------------           ---------
    21.66%               13.40%               23.76%                4.45%                  2.56%

NON-STANDARDIZED TOTAL RETURN INFORMATION

From time to time, a Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in a Fund, and cumulative total return. The results of a $10,000 investment in the Fund and cumulative total return measure the absolute change in net asset value resulting from all Fund operations including reinvestment of a distribution paid by the Fund for the period specified.

The aggregate total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INVESTMENT PHILOSOPHY

From time to time the Funds may publish or distribute information and reasons why the Adviser believes investors should invest in the Funds. For example, the Funds may refer to the Adviser's "rising dividends philosophy", which is founded on the principles of value and growth. The Funds may state that the Adviser's investment professionals actively research quality companies that are not only undervalued based on their current earnings, but also offer significant potential for future growth. The Funds also may state that the Adviser uses a practical approach to investing that emphasizes sound business judgment and common sense.

INDICES AND PUBLICATIONS

In the same shareholder communications, sales literature, and advertising, a Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), Standard & Poor's MidCap 400 Index ("S&P 400"), the NASDAQ Industrial Index, the NASDAQ Composite Index, the Russell 2500 Stock Index ("Russell 2500"), the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE") and the Lehman Corporate Government Intermediate Index ("Lehman Index"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the Nasdaq Industrial Index, the Nasdaq Composite Index, the Russell 2500, MSCI EAFE and the Lehman Index are unmanaged groups of common stocks and debt securities traded principally on national or foreign securities exchanges and the over the counter market. A Fund also may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money and Business Week.

In addition, one or more portfolio managers or other employees of the Adviser may be interviewed by print media, such as The Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

                             ADDITIONAL INFORMATION

LEGAL OPINION

The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS

The annual financial statements of the Funds will be audited by Briggs, Bunting & Dougherty, Two Logan Square, Suite 2121, Philadelphia, Pennsylvania 19103, independent public accountants for the Funds.

LICENSE TO USE NAME

Kayne Anderson has granted the Trust and each Fund the right to use the designation "Kayne Anderson" in its name, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. Kayne Anderson Rudnick Investment Management, LLC also has reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Kayne Anderson Rudnick Mutual Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

                              FINANCIAL STATEMENTS

Audited financial statements for the year ended December 31, 1999 for the Large Cap Fund, the Small Mid Cap Fund, International Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund, as contained in the Annual Report to Shareholders of the Funds for the year ended December 31, 1999 (the "Report") are incorporated herein by reference to the Report. The Report may be obtained free of charge by writing or calling the Funds at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067, (800) 395-3807.

                  APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

S&P'S RATINGS

     AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A Bonds rated A has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

     The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium-grade obligations, I.E, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH'S RATINGS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C Bonds rated C are in imminent default in payment of interest or principal.

     DDD, DD AND D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

DUFF & PHELPS' RATINGS

     AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

     BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

     B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.